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                           TCF FINANCIAL CORPORATION
                                   EXHIBIT 21
                           Subsidiaries of Registrant
                             (As of March 15, 2001)


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                                                                             NAMES UNDER WHICH SUBSIDIARY
SUBSIDIARY                             STATE OF INCORPORATION                DOES BUSINESS
TCF Financial Insurance Agency, Inc.   Minnesota                             TCF Financial Insurance
                                                                             Agency, Inc.
                                                                             TCF Insurance

TCF Financial Insurance Agency         Minnesota                             TCF Financial Insurance Agency
Michigan, Inc.                                                               Michigan, Inc.

TCF Securities, Inc.                   Minnesota                             TCF Securities, Inc.
                                                                             GLB Securities (MI)

TCF Foundation                         Minnesota                             TCF Foundation

TCF Consumer Financial Services, Inc.  Minnesota                             TCF Consumer Financial Services, Inc.
                                                                             TCF Financial Services

TCF Mortgage Corporation               Minnesota                             TCF Mortgage Corporation

TCF Management Corporation             Minnesota                             TCF Management Corporation

TCF Agency, Inc.                       Minnesota                             TCF Agency Minnesota, Inc.
                                                                             TCF Agency Minnesota
                                                                             TCF Insurance Agency Minnesota, Inc.
                                                                             (UT)

TCF Agency Mississippi, Inc.           Mississippi                           TCF Agency Mississippi, Inc.
                                                                             TCF Agency Mississippi

TCF Agency Insurance Services, Inc.    Minnesota                             TCF Agency Insurance Services, Inc.

Winthrop Resources Corporation         Minnesota                             Winthrop Resources Corporation
                                                                             TCF Small Business Leasing

TCF Leasing, Inc.                                                            TCF Leasing, Inc.
                                                                             WINR Business Credit

TCF National Bank                      United States                         Great Lakes National Bank Michigan
                                                                             TCF National Bank - Minnesota
                                                                             TCF National Bank - Michigan
                                                                             TCF National Bank - Illinois
                                                                             TCF National Bank - Wisconsin
                                                                             TCF National Bank - Lakeshore


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Service Corporation II                 Michigan                              Service Corporation II

Lakeland Group Insurance Agency, Inc.  Michigan                              Lakeland Group Insurance Agency, Inc.

TCF Colorado Corporation               Colorado                              TCF Colorado Corporation

TCF National Bank Colorado             United States                         TCF National Bank Colorado

Great Lakes Mortgage LLC               Michigan                              Great Lakes Mortgage LLC

TCF Investments Management, Inc.       Minnesota                             TCF Investments Management, Inc.

TCF Investment Holdings III, Inc.      Minnesota                             TCF Investment Holdings III, Inc.

TCF Express Trade Inc.                 Minnesota                             Express Trade
                                                                             TCF Express Trade

TCF Investment Holdings V, Inc.        Minnesota                             TCF Investment Holdings V, Inc.

TCF Real Estate Investments, Inc.      Minnesota                             TCF Real Estate Investments, Inc.

TCF Illinois Realty Investments, LLC   Minnesota                             TCF Illinois Realty Investments, LLC

TCF Wisconsin Real Estate              Minnesota                             TCF Wisconsin Real Estate
Investments, Inc.                                                            Investments, Inc.

GLB Real Estate Investments, Inc.      Minnesota                             GLB Real Estate Investments, Inc.

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